May 11, 2022 Second Quarter Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding. Exhibit 99.1

2 A Transformative Year for Associated Banc-Corp President & CEO Andy Harmening joined ASB on April 28, 2021 May-July 2021 Met with hundreds of stakeholders during a 100 Days of Listening Tour September 2021 Announced new Digital Forward, Growth Focused strategic direction for ASB 3Q-4Q 2021 Launched new auto finance, asset-based lending and equipment finance verticals Summer 2021 Refocused Digital Delivery and Wealth strategies under new leadership 1Q 2022 Surpassed $600 million in new initiative balances, hired more relationship managers, and grew the core bank April 2022 Appointed new Head of Community Markets to emphasize growth in mid- sized markets "As a bank, we're in a far different place than we were a year ago. We're well-positioned to deliver expanding margins, positive operating leverage and enhanced value to all of our stakeholders as we move through 2022.” -Andy Harmening, April 2022 Exhibit 99.1

3 ▪ Expanding our Lending Capabilities: New auto finance, equipment finance & asset-based lending verticals ▪ Growing our Core Businesses: Adding new relationship managers and deepening client penetration ▪ Investing in our Digital Transformation: Planned $50 million investment over the next five years ▪ New digital platform expected to be launched in Summer 2022 ▪ Growing net interest margin ▪ Improving efficiency ratio ▪ Expanding operating leverage Driving Higher Returns Target Mid-Teens ROATCE Exhibit 99.1

4 Mortgage Warehouse + PPP $1.9 $1.9 $1.8 $1.8 $1.8 $1.6 $1.7 $1.9 $2.1 $2.2 $3.5 $3.6 $3.8 $4.0 $4.0 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 34.5 33.5 34.3 34.6 35.2 36.8 36.7 38.3 39.3 43.5 42.8 43.0 41.2 40.2 42.2 42.8 42.5 42.9 Jul. Aug. Sept. Oct. Nov. Dec. Jan. Feb. Mar. Actual Historical Avg. Emerging Commercial Growth Dynamics Key indicators of commercial activity point to additional growth later in 2022 Regional Commercial Line Utilization3 (%) 1 Reflects point-to-point total commercial loan growth excluding mortgage warehouse & PPP. 2 Includes legacy asset-based lending and equipment finance balances. 3 Outstanding balances / total exposure of regional Commercial Banking revolving credit lines in Milwaukee, Chicago and Twin Cities markets. Monthly historical average reflects 2017, 2018 and 2019 data. EoP CRE Construction Loan Exposures ($ in billions) % % Outstanding Balances Unfunded Exposures +$0.5b YoY EoP Total Commercial Loan Trends +$1.2b YoY 1 New ABL + Equipment CRE Other Com’l & Business Lending2 ($ in billions) $6.1 $6.2 $6.1 $6.2 $6.2 $0.1 $0.1 $7.2 $7.4 $7.6 $8.1 $8.2 $2.2 $1.8 $1.4 $1.2 $1.0 $15.5 $15.4 $15.1 $15.6 $15.6 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Exhibit 99.1

5 $13,706 $14,303 $14,422 $16,100 $17,000 $1,414 $1,247 $1,013 $15,120 $15,550 $15,434 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target New Asset-Based Lending + Equipment Finance2 Core Commercial1 Auto Finance Our Strategic Initiatives Remain on Track $7 $143 $498 $1,450 $2,500 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target $0 $67 $120 $300 $600 3Q 2021 4Q 2021 1Q 2022 YE2022 Target YE2023 Target EoP Balance Trends ($ in millions) Mortgage Warehouse + PPPTotal Commercial 1 Includes $111 million of legacy baseline asset-based lending + equipment finance balances and excludes the balances captured in footnote 2. 2 Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline balances are reflected in Core Commercial above. + + ~ ~ + + Exhibit 99.1

6 377 398 401 1Q 2020 1Q 2021 1Q 2022 Customer-Originated Digital Mortgage Applications 26% 31% 34% 1Q 2020 1Q 2021 1Q 2022 A Solid Digital Foundation Digital Engagement Associated’s customer base is digitally engaged and receptive to self-service options Active Digital Banking Users (in thousands) Mobile Deposits 72 160 186 1Q 2020 1Q 2021 1Q 2022 Zelle® Transactions (in thousands) Key Statistics Customers Active in Digital Banking1 65% Associated Bank Mobile App Rating2 4.8 1 Based on the percentage of primary checking customers that have used either online or mobile banking within the past 90 days. 2 Apple App Store rating as of 5/9/2022. 3 As a percentage of the approximately 94% of total mortgage applications that are executed through our digital front end. (% of consumer deposit transactions) 48% 65% 60% 1Q 2020 1Q 2021 1Q 2022 (% of applications3) Exhibit 99.1

7 Our 2022 Digital Forward Roadmap ▪ Complete transformation of our mobile and web experience for 400K+ retail customers ▪ Launched pilot in 1Q 2022; on track for expected Summer 2022 rollout ▪ Fully integrated customer insights and personalization ▪ Streamline and connect new consumer and small business sales and account opening solutions ▪ Integrate onboarding, analytics and digital deepening tools into customer experience ▪ Rolling out on the heels of NCR platform launch Digital Banking Transformation Digital Sales Transformation Customer-focused journey maps to improve application, onboarding and funding experiences Bank-driven digital experience; taking ownership of our digital destiny Exhibit 99.1

April Initiative Updates[1]

	Initiative Highlights	4/30/2022 Update
Growing our Core Businesses	▪ 14% increase in commercial and small business RMs since 6/30/2021 ▪ Commercial lending pipelines[2] up over 40% since year-end	▪ On pace to grow total RM team by an additional 15%+ by year-end 2022 ▪ April total commercial[3] loan balances up strongly vs. 3/31/2022
Expanding our Lending Capabilities	▪ Auto finance active in 13 states with over 1,100 active dealers; over 20,500 loans in portfolio ▪ Asset-based lending & equipment finance teams nearly 85% staffed; both teams actively sourcing deals and building pipelines	▪ April auto finance balances up strongly vs. 3/31/2022 ▪ ABL & equipment finance loan balances up nicely vs. 3/31/2022 and on pace for year-end targets
Investing in our Digital Transformation	▪ Launched internal pilot of new NCR D3 digital platform in 1Q 2022 ▪ Modernization efforts focusing on "hollowing out" our core ▪ Moving toward "built for purpose" systems with robust data integration	▪ Rolled out expanded NCR D3 pilot to include additional users and more enabled functionality ▪ On track for full rollout of digital platform expected in Summer 2022

[1] All updates as of or for the period ended April 30, 2022 unless otherwise noted.
[2] Reflects core commercial and small business loan commitments (excluding ABL & equipment finance).
[3] Reflects total commercial & business lending and commercial real estate loans.

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2022 Full-Year Outlook

	Previous Guidance (4/21/2022)	Updated Guidance
Balance Sheet Management[1]	▪ Auto finance loan growth of $1.2+ billion ▪ Total commercial[2] loan growth of $750 million to $1 billion ▪ Target investments / total assets ratio of 20% to 22%	▪ Auto finance loan growth of ~$1.3 billion ▪ Total commercial[2] loan growth of $850 million to $1.1 billion ▪ Target investments / total assets ratio of approximately 20%
Net Interest Income & Noninterest Income	▪ Net interest income of $840+ million – Assumes a 25bp increase at each FOMC meeting this year ▪ Noninterest income of $290 million to $300 million – Total net interest income & noninterest income of $1.135+ billion	▪ Net interest income of $855+ million – Assumes a 25bp increase at each remaining FOMC meeting this year ▪ No change to $290 million to $300 million noninterest income range – Total net interest income & noninterest income of $1.150+ billion
Expense Management	▪ Approximately $725 million to $740 million of noninterest expense ▪ Effective tax rate of 19% to 21%	▪ No change to range ▪ No change to range
Capital & Credit Management	▪ Target TCE at or above 7.5% ▪ Target CET1 at or above 9.5% ▪ We expect to adjust provision to reflect changes to risk grades, economic conditions, loan volumes, and other indications of credit quality	▪ Target TCE at 7.25% to 7.50% ▪ No change ▪ No change

[1] Growth to end of period as compared to 12/31/2021.
[2] Includes asset-based lending & equipment finance.

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10 ASB Investment Thesis Strong Foundation Deep-rooted franchise built on a strong foundation with emerging momentum Drivers of Emerging Momentum Deep Roots in Strong Communities Low-Cost Deposit Franchise2 Effective Risk Management Disciplined Expense Management 1 U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, March 2022. 2 Average cost of interest-bearing deposits of 0.07% in 1Q 2022. 3 Reflects noninterest expense / average assets. Expanding our Lending Capabilities Growing our Core Businesses Investing in our Digital Transformation ▪ WI and MN unemployment below 3%1 ▪ 215 branches in over 100 communities ▪ 2.00% expenses to assets3 in 1Q 2022 ▪ Net recoveries and a 1.30% ACLL in 1Q 2022 Exhibit 99.1

Appendix Exhibit 99.1

12 Funding and Margin Trends $3.1 $2.1 $1.9 $1.4 $0.9 $2.0 $2.8 $3.1 $2.3 $1.5 $1.3 $6.3 $7.3 $7.0 $6.5 $6.9 $7.0 $1.5 $1.9 $2.4 $3.3 $4.1 $4.5 $4.0 $4.8 $5.1 $5.6 $6.1 $6.7 $5.0 $5.2 $5.2 $6.9 $8.1 $8.3 $21.9 $24.1 $24.7 $26.0 $27.7 $28.6 2017 2018 2019 2020 2021 1Q 2022 ($ in billions) Average Deposit Trends1 Time Deposits Savings Money Market Network Transaction Deposits Noninterest-Bearing Demand Interest-Bearing Demand ASB has completely remixed its deposit base since 2017 and is better positioned for rising rates today $180 $184 $187 $188 2.45% 2.37% 2.40% 2.50% 2.37% 2.38% 2.40% 2.42% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar NII and NIM Trends ($ in millions) Quarterly Net Interest Income Quarterly Net Interest Margin 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Monthly Net Interest Margin 1 Five-year trend of average annual deposits + average deposits in 1Q 2022. $0.7 Exhibit 99.1

13 Loan / Deposit Ratio 95.0% 86.4% 1Q 2020 1Q 2022 $5.3 $6.9 $0.7 $0.5$6.0 $7.4 1Q 2020 1Q 2022 Securities Cash ($ in billions) Strong Capital and Liquidity Profile Capital Priorities EoP Securities + Cash Target CET1 at or above 9.5% Common Dividend 40-50% Organic Growth 50%-60% Inorganic Growth 0%+ Share Repurchases 0%+ Primary Focus Secondary Focus $80 million authorization remaining Associated is well-positioned to support our growth focused outlook Exhibit 99.1

14 2021-2023 Community Commitment Plan Associated is working to address economic development and equity issues in each of our markets $3.37 billion Three-year commitment To support minority communities, low-to-moderate income (LMI) communities and small businesses in our three-state branch footprint of Wisconsin, Illinois and Minnesota. $2.4 billion in residential mortgages and $15 million in down payment assistance. $8 million in Community Reinvestment Act-qualified grants and/or in-kind donations. 14,000 hours of Community Reinvestment Act-qualified volunteer time. $350 million in loans to support small businesses. $600 million in community development loans and investments to support affordable housing development and small business growth. Continued collaboration with community advisors to address the needs of underserved markets. Exhibit 99.1

Environmental, Social and Governance Highlights

Associated's Environmental, Social and Governance Report was released in March 2022

Nearly $2.2 billion in credit commitments to support wind, solar, battery and hydroelectric projects since 2011

Over 36% of our Board[1] is diverse in terms of ethnicity or gender

17% reduction in energy consumption[2] and approximately 6.0M kwh[2] of annual electricity savings through our LED retrofit program

$1.2 billion[1] in loans to support low- to moderate-income (LMI) and minority homeownership

Over 75% of customers[1] elect to receive statement information electronically

$3.1 million[1] in grants to support CRA programming at various nonprofit organizations

42,000 volunteer hours logged, with a value of $1.2 million[1]

85% of employees[1] participated in our annual colleague engagement survey and 43% of employees[1] participated in one or more of our seven Colleague Resource Groups

Best Place to Work for LGBTQ+ Equality[3]

2022 | Corporate Equality Index

Secretary of Defense Employer Support Freedom Award[4]

2021 | Employer Support of the Guard & Reserve

[1] As of or for the year ended December 31, 2021.
[2] Over the last six years with 2021 being annualized.
[3] The Human Rights Campaign Foundation is the educational arm of the Human Rights Campaign (HRC), America's largest civil rights organization working to achieve equality for lesbian, gay, bisexual, transgender and queer (LGBTQ+) people.
[4] The highest recognition given by the U.S. Government to employers for their outstanding support of employees serving in the Guard and Reserve.

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16 Colleague Experience and Engagement1 “Inclusive,” Flexible” and “Diverse” are the top three words colleagues use to describe ASB’s culture 1 All updates as of or for the period ended December 31, 2021. Branch / On-Site 39% Hybrid 51% Remote 10% Flexible Work Environment ▪ 85% of colleagues participated in our annual workplace survey, providing 8,000+ comments ▪ 175+ executive-led listening sessions held involving hundreds of colleagues in 2021 Inclusive Diverse Flexible ▪ 61% of colleagues work in hybrid or fully remote arrangements ▪ 62% of colleagues use our well-being platform, offering a range of benefits that contribute to health, well-being and work/life balance ▪ Women or people of color represent 63% of all Assistant Vice President roles, and women represent 32% of all Senior Vice President Roles ▪ Women or people of color represent over 36% of Board of Director seats Exhibit 99.1